Exhibit 10.14.1
AMENDMENT NO. 2 TO SALE AND SERVICING AGREEMENT
     This AMENDMENT NO. 2 TO SALE AND SERVICING AGREEMENT (this “Amendment”), is dated as of February 24, 2010, among CSE QRS Funding I LLC, as a seller (together with its successors and assigns in such capacity, the “QRS Seller”), CapitalSource Funding III LLC, as a seller (together with its successors and assigns in such capacity, the “CSIII Seller”, together with the QRS Seller, the “Sellers” and each individually, a “Seller”), CSE Mortgage LLC, as the originator for the QRS Seller (together with its successors and assigns in such capacity, the “QRS Originator”), CapitalSource Finance LLC, as the originator for the CSIII Seller (together with its successors and assigns in such capacity, the “CSIII Originator”, together with the QRS Originator, the “Originators” and each individually, an “Originator”), and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), CS Europe Finance Limited, as a guarantor (together with its successors and assigns in such capacity, the “Europe Guarantor”), CS UK Finance Limited, as a guarantor (together with its successors and assigns in such capacity, the “UK Guarantor”, together with the Europe Guarantor, the “Guarantors” and each individually, a “Guarantor”), each of the conduit purchasers and the institutional purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wells Fargo Securities, LLC (f/k/a Wachovia Capital Markets, LLC), as the administrative agent (together with its successors and assigns, in such capacity, the “Administrative Agent”) and as the purchaser agent for WBNA (together with its successors and assigns, in such capacity, “WBNA Agent”), and Wells Fargo Bank, National Association, not in its individual capacity but as the backup servicer (together with its successors and assigns, in such capacity, the “Backup Servicer”) and not in its individual capacity but as the collateral custodian (together with its successors and assigns, in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein have the meanings provided in the Sale and Servicing Agreement (as defined below).
R E C I T A L S
     WHEREAS, the above-named parties have entered into the Sale and Servicing Agreement, dated as of May 29, 2009 (such agreement as amended, modified, supplemented or restated from time to time, the “Sale and Servicing Agreement”); and
     WHEREAS, pursuant to and in accordance with Section 13.1 of the Sale and Servicing Agreement, the parties hereto (other than the Guarantors) desire to provide for certain amendments to the Sale and Servicing Agreement as provided for herein;
     NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     SECTION 1. AMENDMENTS
     (a) The definition of “Consolidated Tangible Net Worth” in Section 1.1 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

     ““Consolidated Tangible Net Worth”: As of any date of determination, with respect to CapitalSource Inc., (A) to the extent the Credit Agreement is in effect, the definition of “Consolidated Tangible Net Worth” as set forth in such Credit Agreement, and (B) in all other cases, the GAAP assets less the liabilities of CapitalSource Inc., its Consolidated Subsidiaries, the CapitalSource Bank Entities and each Healthcare REIT Consolidated Subsidiary, less intangible assets (including goodwill), less loans or advances to stockholders, directors, officers or employees.”
     (b) The definition of “Transaction Documents” in Section 1.1 of the Sale and Servicing Agreement is hereby amended by inserting the phrase “the CS Europe Financing” immediately prior to the word “and” in the sixth line.
     (c) Section 2.10(a)(v) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:
     “(v) FIFTH, to each Purchaser Agent, pro rata in accordance with the amount of Advances Outstanding hereunder for the account of the applicable Purchaser, in an amount necessary to reduce the Advances Outstanding and Aggregate Unpaids (other than with respect to clause (i) of the definition thereof) to zero, for the payment thereof;”
     (d) Section 2.10(a)(viii) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:
     “(viii) EIGHTH, to Wachovia Bank, National Association, as the “Security Trustee,” on account of any due and payable “Obligations,” each under and as defined in the CS Europe Financing; and”
     (e) Section 6.15(j) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:
     “(j) CapitalSource Inc.’s Consolidated Tangible Net Worth is less than (i) $1,725,000,000, plus (ii) 70% of the cumulative Net Proceeds of Capital Stock/Conversion of Debt received at any time after February 24, 2010;”
     (f) The parties hereto agree that as of the date hereof the above-referenced amendments set forth in clause (a) and clause (e) shall be deemed to be in effect for all purposes under the Sale and Servicing Agreement as of December 31, 2009.
     SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.
     Except as specifically amended hereby, all provisions of the Sale and Servicing Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Sale and Servicing Agreement, and corresponding references thereto or therein such as “hereof,” “herein,” or words of similar effect referring to the Sale and Servicing Agreement shall be deemed to mean the Sale and Servicing Agreement as amended hereby. This Amendment shall not constitute a novation of the Sale and Servicing Agreement, but shall constitute an amendment thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Sale and Servicing Agreement other than as expressly set forth herein.
     SECTION 3. REPRESENTATIONS.
     Each of the Originators, the Servicer and the Sellers, severally for itself only, represents and warrants as of the date of this Amendment as follows:
     (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;
     (ii) the execution, delivery and performance by it of this Amendment and the Sale and Servicing Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;
     (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Sale and Servicing Agreement as amended hereby by or against it;
     (iv) this Amendment has been duly executed and delivered by it;
     (v) each of this Amendment and the Sale and Servicing Agreement as amended hereby constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and
     (vi) upon giving effect to this Amendment, there is no Termination Event or Unmatured Termination Event.
     SECTION 4. CONDITIONS TO EFFECTIVENESS.
     The effectiveness of this Amendment is conditioned upon: (i) payment of the outstanding fees and disbursements of Dechert LLP, as counsel to the Administrative Agent and the Purchasers; (ii) delivery of executed signature pages by all parties hereto to the Administrative Agent; and (iii) execution of any amendment to the Credit Agreement (as defined in the Sale and Servicing Agreement) that sets forth a corresponding change to the definition of “Consolidated Tangible Net Worth” in such Credit Agreement.
     SECTION 5. MISCELLANEOUS.
     (a) Without in any way limiting any other obligation hereunder or under the Transaction Documents, the Sellers agree to provide, from time to time, any additional documentation and to execute additional acknowledgements, amendments, instruments or other agreements as may be reasonably requested and required by the Administrative Agent to effectuate the foregoing.

     (b) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
     (c) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     (d) This Amendment may not be amended or otherwise modified except as provided in the Sale and Servicing Agreement.
     (e) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.
     (f) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
     (g) This Amendment and the Sale and Servicing Agreement represent the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.
     (h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE SALE AND SERVICING AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE SALE AND SERVICING AGREEMENT.
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CAPITALSOURCE FUNDING III LLC, as a Seller
By:	/S/ JEFFREY A. LIPSON
	Name:	Jeffrey A. Lipson
	Title:	Senior Vice President and Treasurer

CSE QRS FUNDING I LLC, as a Seller
By:	/S/ JEFFREY A. LIPSON
	Name:	Jeffrey A. Lipson
	Title:	Senior Vice President and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

CAPITALSOURCE FINANCE LLC, as an Originator and as the Servicer
By:	/S/ JEFFREY A. LIPSON
	Name:	Jeffrey A. Lipson
	Title:	Senior Vice President and Treasurer

CSE MORTGAGE LLC, as an Originator
By:	/S/ JEFFREY A. LIPSON
	Name:	Jeffrey A. Lipson
	Title:	Senior Vice President and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Purchaser
By:	/s/ Raj Shah
	Name:	Raj Shah
	Title:	Managing Director

WELLS FARGO SECURITIES, LLC (f/k/a Wachovia Capital Markets, LLC), as the Administrative Agent and as the WBNA Agent
By:	/s/ Raj Shah
	Name:	Raj Shah
	Title	Managing Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as the Backup Servicer and as the Collateral Custodian
By:	/s/ Jeanine C. Casey
Name: Jeanine C. Casey
Title: Vice President